UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _____________________________________________________________________________
FORM 8-K
 ______________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: May 1, 2018
(Date of earliest event reported)
 ______________________________________________________________________________
Verizon Communications Inc.
(Exact name of registrant as specified in its charter)
 _______________________________________________________________________________

Delaware	1-8606	23-2259884
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1095 Avenue of the Americas New York, New York		10036
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 395-1000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
[   ] Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period or complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 8.01. Other Events.

Verizon Communications Inc. (Verizon or Company) is filing this Current Report on Form 8-K to recast certain financial information included in Verizon’s Annual Report on Form 10-K for the year ended December 31, 2017 to reflect the retrospective application of the following Accounting Standard Updates and expense reclassification beginning in the first quarter of 2018.

Accounting Standards Update (ASU) 2017-07, "Compensation - Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost" requires the other components of net periodic benefit cost to be presented separately from the service cost component in the income statement. The service cost component is presented in the same expense category as the related salary and wages for the employee in Cost of services and Selling, general and administrative expense. Following the adoption of this standard, the other components of net periodic benefit costs are presented below operating income, in Other income (expense), net in the consolidated statements of income for all periods presented.

ASU 2016-18, "Statement of Cash Flows (Topic 230): Restricted Cash" requires the changes to restricted cash and restricted cash equivalents to be presented in the statement of cash flows for all periods presented. Prior to the adoption of ASU 2016-18, accounting guidance required the statement of cash flows to include only changes to cash and cash equivalents.

ASU 2016-15, "Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments" requires the collection of deferred purchase price from the sale of wireless device payment plan agreement receivables as investing cash inflows in our consolidated statements of cash flows for all periods presented. Certain collections of deferred purchase price were previously presented as operating cash inflows.

Regulatory fees, which were previously presented as Selling, general and administrative expense, were reclassified to Cost of services for all periods presented.

The financial statements and other information included in this Current Report on Form 8-K supersede the financial statements, Report of Independent Registered Public Accounting Firm (on the Company's Consolidated financial statements), Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Selected Financial Data in the Company’s 2017 Form 10-K. Other than the aforementioned updates, no other significant changes have been made to our previously filed Form 10-K.

For developments since the filing of the Company’s 2017 Form 10-K, refer to the Company’s Quarterly Reports on Form 10-Q for the quarter ended March 31, 2018 and its Current Reports on Form 8-K filed subsequent to the 2017 Form 10-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

23	Consent of Independent Registered Public Accounting Firm.

99
Revised Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations and Consolidated Financial Statements for the years ended December 31, 2017, 2016 and 2015.

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema Document.

101.PRE	XBRL Taxonomy Presentation Linkbase Document.

101.CAL	XBRL Taxonomy Calculation Linkbase Document.

101.LAB	XBRL Taxonomy Label Linkbase Document.

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Verizon Communications Inc.
(Registrant)

Date:	May 1, 2018	/s/ Anthony T. Skiadas
Anthony T. Skiadas
Senior Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Description

23	Consent of Independent Registered Public Accounting Firm.

99
Revised Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations and Consolidated Financial Statements for the years ended December 31, 2017, 2016 and 2015.

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema Document.

101.PRE	XBRL Taxonomy Presentation Linkbase Document.

101.CAL	XBRL Taxonomy Calculation Linkbase Document.

101.LAB	XBRL Taxonomy Label Linkbase Document.

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.